Exhibit 10.66
CONFIDENTIAL

AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT
This AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT (this “Amendment”), dated as of August 25, 2025, is made and entered into by and among B. Riley Financial, Inc., a Delaware corporation (the “Company”) and the person whose name appears on the signature pages hereto (the “Holder” and, together with the Company, the “Parties”), to amend the certain terms and conditions of that certain Registration Rights Agreement, dated as of March 26, 2025, by and among the Company and the other parties thereto (the “Original Agreement” and, as amended by this Amendment, the “Registration Rights Agreement”). Defined terms used herein but not otherwise defined shall have the meanings ascribed to such terms in the Original Agreement.
RECITALS
WHEREAS, on March 26, 2025, the Company issued to the Holder warrants (the “Warrants”) exercisable for 351,012 shares of common stock, par value $0.0001 per share, of the Company;
WHEREAS, in connection with the Company’s issuance of the Warrants to the Holder, the Parties entered into the Original Agreement to provide the Holder with the rights set forth therein; and
WHEREAS, the Parties desire to enter into this Amendment to amend the Original Agreement pursuant to Section 4.03 (Amendments and Waivers) thereof as set forth herein.
NOW, THEREFORE, the undersigned, in consideration of the premises, covenants and of the mutual agreements set forth herein and in the Original Agreement, and other good, sufficient and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby agree as follows:
Section 1.Amendments. Section 2.01(a) of the Original Agreement shall hereby be amended and restated as follows:
Shelf Registration Statement. On or prior to the Filing Deadline (as defined below), the Company shall use reasonable best efforts to prepare and file with the SEC a “shelf” registration statement (i) on Form S-1 (or any successor form) or (ii) if the Company is eligible to use Form S-3 (or any successor form), on Form S-3 (in either case, a “Shelf Registration Statement”), providing for, pursuant to Rule 415 or otherwise, the registration of, and the sale on a continuous or delayed basis of, the maximum number of Registrable Securities (or otherwise designate an existing Shelf Registration Statement filed with the SEC to cover the Registrable Securities), including the Warrant Shares that may be issued pursuant to the Warrant outstanding at that time, and, to the extent the Shelf Registration Statement has not theretofore been declared effective or is not automatically effective upon such filing, the Company shall use reasonable best efforts, subject

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to the provision by each Holder of all information reasonably requested by the Company for such purposes, to cause such Shelf Registration Statement to be declared or become effective and to keep such Shelf Registration Statement continuously effective and in compliance with the Securities Act and usable for resale of such Registrable Securities pursuant to Rule 415 or otherwise, for a period from the date of its initial effectiveness (including by refiling such Shelf Registration Statement (or a new Shelf Registration Statement) if the initial Shelf Registration Statement expires) until the date on which this Agreement terminates pursuant to Section 3.01. As used herein, the Filing Deadline shall mean the tenth Business Day following such date on which the Company has become current with its periodic reports required to be filed with the SEC. No filing of, or amendment or supplement to, the Shelf Registration Statement (but excluding any documents incorporated by reference therein) will be made by the Company without providing the Holders’ outside counsel at least three (3) Business Days to review and comment reasonably and in good faith thereon.
Section 2.Effect of this Amendment. It is the intent of the parties that this Amendment constitutes an amendment of the Original Agreement as contemplated by Section 4.03 (Amendments and Waivers) thereof. This Amendment shall be deemed effective as of the date hereof as if executed by the parties hereto on such date. Except as expressly provided in this Amendment, all of the terms of the Original Agreement remain unchanged and in full force and effect.
Section 3.General. The following Sections of the Original Agreement shall be deemed incorporated into, made part of and shall apply mutatis mutandis to this Amendment: Section 4.01 (Assigns and Transferees); Section 4.02 (Notices); Section 4.03 (Amendments and Waivers); Section 4.04 (Successors and Assigns); Section 4.05 (Governing Law; Jurisdiction); Section 4.06 (Waiver of Jury Trial); and Section 4.07 (Counterparts; Effectiveness; Third Party Beneficiaries).
[Remainder of page intentionally left blank; signature pages follow.]

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    IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed as of the date first above written.

B. RILEY FINANCIAL, INC.

By	/s/Bryant Riley
	Name:	Bryant Riley
	Title:	Co-Chief Executive Officer

[Signature Page to Amendment No.1 to Registration Rights Agreement]

HOLBROOK INCOME FUND

By	/s/Scott Carmack
	Name:	Scott Carmack
	Title:	CEO and Partner

[Signature Page to Amendment No.1 to Registration Rights Agreement]